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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) July 11, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2003-15T2, Mortgage Pass-Through Certificates, Series 2003-33).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103821               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


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Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On June 27, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-33.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 24, 2003 and the Prospectus Supplement dated June 24, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-33.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal     Percent of
State                     Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
California                      257         $  116,293,530.84       40.08%
Florida                          31         $   12,847,562.75        4.43%
Maryland                         24         $   10,951,973.86        3.77%
Massachusetts                    26         $   11,010,042.84        3.79%
New Jersey                       42         $   17,831,061.78        6.15%
New York                         51         $   22,275,921.18        7.68%
Texas                            25         $   10,208,451.09        3.52%
Virginia                         24         $   10,435,092.66        3.60%
Washington                       14         $    5,829,683.69        2.01%
xOther (less than 2%)           151         $   72,486,041.65       24.98%
                          ------------------------------------------------
                                645         $  290,169,362.34      100.00%


----------
(1) The Other row in the preceding table includes 32 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.667% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
619 and Below                    37         $   15,855,477.88         5.46%
620-659                         165         $   74,380,017.61        25.63%
660-699                         307         $  136,628,356.39        47.09%
700-719                          45         $   20,924,345.85         7.21%
720 and Above                    89         $   41,544,662.12        14.32%
Not Scored                        2         $      836,502.49         0.29%
                         ------------------------------------------------------
                                645         $  290,169,362.34       100.00%

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 677.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Full/Alternative              102              $47,657,744.51        16.42%
No Income/No Asset            168              $74,581,700.01        25.70%
Preferred                       1               $1,100,000.00         0.38%
Reduced                       282             $126,702,834.72        43.67%
Stated Income/Stated Asset     86              $34,670,010.52        11.95%
Streamlined                     6               $5,457,072.58         1.88%
                         ------------------------------------------------------
                              645             $290,169,362.34       100.00%

                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
Property Type             Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
2-4 Units                         10        $    5,550,173.42         1.91%
Hi-rise Condominium                4        $    1,476,542.88         0.51%
Low-rise Condominium              16        $    7,481,435.74         2.58%
Planned Unit Development         137        $   59,545,122.87        20.52%
Single Family Residence          478        $  216,116,087.43        74.48%
                         ------------------------------------------------------
                                 645        $  290,169,362.34       100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                        Number of         Aggregate Principal      Percent of
Mortgage Rates(%)     Mortgage Loans      Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
      5.500                  3             $    2,467,700.00          0.85%
      5.625                  4             $    2,708,774.48          0.93%
      5.750                  8             $    4,390,629.88          1.51%
      5.875                 46             $   20,860,591.98          7.19%
      5.975                  1             $      399,000.00          0.14%
      6.000                 33             $   15,051,201.94          5.19%
      6.120                  1             $      364,800.00          0.13%
      6.125                 40             $   19,328,606.09          6.66%
      6.250                 55             $   24,604,974.61          8.48%
      6.375                 55             $   24,262,697.67          8.36%
      6.460                  1             $      374,000.00          0.13%
      6.485                  1             $      381,129.53          0.13%
      6.500                 65             $   28,124,695.33          9.69%
      6.585                  1             $      351,500.00          0.12%
      6.595                  2             $      764,300.00          0.26%
      6.610                  1             $      495,000.00          0.17%
      6.625                 43             $   18,113,790.12          6.24%
      6.710                  1             $      360,000.00          0.12%
      6.720                  2             $      697,200.00          0.24%
      6.750                 66             $   30,786,024.96         10.61%
      6.760                  1             $      335,750.64          0.12%
      6.875                 49             $   22,416,649.68          7.73%
      6.880                  1             $      363,500.00          0.13%
      6.930                  1             $      412,250.00          0.14%
      7.000                 45             $   20,628,796.35          7.11%
      7.005                  1             $      351,000.00          0.12%
      7.085                  1             $      400,000.00          0.14%
      7.125                 30             $   12,720,093.76          4.38%
      7.245                  1             $      380,000.00          0.13%
      7.250                 17             $    6,505,681.52          2.24%
      7.255                  1             $      323,100.00          0.11%
      7.345                  1             $      333,231.87          0.11%
      7.375                 14             $    5,932,235.09          2.04%
      7.495                  1             $      387,000.00          0.13%
      7.500                 10             $    5,234,997.42          1.80%
      7.505                  2             $      746,500.00          0.26%
      7.625                 10             $    4,164,797.48          1.44%
      7.710                  1             $      399,757.68          0.14%
      7.750                  2             $      719,242.00          0.25%
      7.875                  6             $    2,671,097.05          0.92%
      8.000                  2             $      953,842.48          0.33%
      8.030                  1             $      325,350.00          0.11%
      8.125                  4             $    1,998,492.31          0.69%
      8.250                  3             $    1,112,501.91          0.38%
      8.375                  4             $    1,957,487.22          0.67%
      8.500                  2             $      897,793.91          0.31%
      8.625                  3             $    1,599,656.36          0.55%
      8.875                  1             $      607,641.91          0.21%
      9.250                  1             $      404,299.11          0.14%
                         ------------------------------------------------------
                           645             $  290,169,362.34        100.00%


----------
(1) The lender acquired mortgage insurance Mortgage loans are shown in the preceding table at the mortgage rates net at the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.631% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.649% per annum.

                           Purpose of Mortgage Loans

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                            Number of      Aggregate Principal     Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Cash-Out Refinance             193          $   87,484,531.74        30.15%
Purchase                       325          $  141,003,742.27        48.59%
Rate/Term Refinance            127          $   61,681,088.33        21.26%
                         ------------------------------------------------------
                               645          $  290,169,362.34       100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-           Number of      Aggregate Principal      Percent of
Value Ratios (%)         Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
50.00 or Less                   19          $   12,908,077.46         4.45%
50.01 to 55.00                   9          $    4,537,594.76         1.56%
55.01 to 60.00                  16          $    8,597,920.19         2.96%
60.01 to 65.00                  31          $   17,212,123.65         5.93%
65.01 to 70.00                  52          $   23,685,851.59         8.16%
70.01 to 75.00                  82          $   36,190,687.01        12.47%
75.01 to 80.00                 254          $  114,007,256.97        39.29%
80.01 to 85.00                  32          $   14,601,370.35         5.03%
85.01 to 90.00                  98          $   37,922,145.62        13.07%
90.01 to 95.00                  52          $   20,506,334.74         7.07%
                         ------------------------------------------------------
                               645          $  290,169,362.34       100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 76.69%.

(2) Does not take in account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

--------------------------------------------------------------------------------
                            Number of      Aggregate Principal    Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding    Mortgage Loans
--------------------------------------------------------------------------------
Investment                        7         $    2,832,898.46         0.98%
Owner Occupied                  625         $  280,511,766.68        96.67%
Second/Vacation Home             13         $    6,824,697.20         2.35%
                         ------------------------------------------------------
                                645         $  290,169,362.34       100.00%


----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of                        Number of
Current Mortgage                 Mortgage   Aggregate Principal    Percent of
Loan Amount                        Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
  $300,000.01 -   $350,000.00        97     $   32,765,949.83        11.29%
  $350,000.01 -   $400,000.00       247     $   93,382,092.48        32.18%
  $400,000.01 -   $450,000.00        79     $   33,569,767.79        11.57%
  $450,000.01 -   $500,000.00        90     $   42,994,356.34        14.82%
  $500,000.01 -   $550,000.00        31     $   16,395,435.34         5.65%
  $550,000.01 -   $600,000.00        33     $   18,916,964.86         6.52%
  $600,000.01 -   $650,000.00        41     $   25,953,063.45         8.94%
  $650,000.01 -   $700,000.00         2     $    1,350,000.00         0.47%
  $700,000.01 -   $750,000.00         3     $    2,192,567.60         0.76%
  $750,000.01 - $1,000,000.00        14     $   12,516,451.74         4.31%
$1,000,000.01 - $1,500,000.00         7     $    8,532,712.91         2.94%
$1,500,000.01 - $2,000,000.00         1     $    1,600,000.00         0.55%
                             --------------------------------------------------
                                    645     $  290,169,362.34       100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $449,875.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
  Remaining Terms           Number of      Aggregate Principal      Percent of
to Maturity (months)     Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
        360                   402           $ 180,007,191.29         62.04%
        359                   149           $  65,305,921.17         22.51%
        358                    40           $  18,216,034.04          6.28%
        357                    13           $   6,643,414.18          2.29%
        356                     3           $   1,231,294.09          0.42%
        355                     6           $   3,006,444.22          1.04%
        354                     6           $   2,783,976.79          0.96%
        353                     8           $   3,927,232.98          1.35%
        352                     4           $   2,488,370.49          0.86%
        351                     1           $     400,502.49          0.14%
        350                     3           $   1,116,700.83          0.38%
        349                     3           $   1,412,268.54          0.49%
        348                     2           $   1,128,572.24          0.39%
        345                     2           $     907,047.60          0.31%
        343                     1           $     351,265.15          0.12%
        300                     1           $     650,000.00          0.22%
        299                     1           $     593,126.24          0.20%
                         ------------------------------------------------------
                              645           $ 290,169,362.34        100.00%


----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 359 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  July 11, 2003



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